UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2009

infoGROUP Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34298 (Commission File Number)	47-0751545 (IRS Employer Identification No.)

5711 South 86th Circle
Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 593-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 2, 2009, infoGROUP Inc. (“infoGROUP”) issued a press release announcing its earnings for the three and nine months ended September 30, 2009. On November 3, 2009, infoGROUP will hold its second quarter conference call. A copy of the earnings release is furnished with this report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished pursuant to Item 2.02:

Exhibit No.	Description
99.1	Earnings Release of infoGROUP dated November 2, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoGROUP Inc.

(Registrant)

By:	/s/ Thomas J. McCusker
Thomas J. McCusker
Secretary and Executive Vice President for Business Conduct and General Counsel

Date: November 2, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release of infoGROUP dated November 2, 2009

4